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                                                                 EXHIBIT 10.4(h)


              SEVENTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT


         THIS SEVENTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT (the "Amendment") is entered into as of the ____ day of September, 2003, by and between SUNTRUST BANK, a Georgia state banking corporation (the "Lender"), and CENTRAL FREIGHT LINES, INC., a Texas corporation (the "Borrower").


                                    RECITALS:

         A. Borrower and Lender entered into that certain Revolving Credit Loan Agreement dated April 30, 2002, as most recently amended by that certain Sixth Amendment to Revolving Credit Loan Agreement (the "Loan Agreement"),

         B. Borrower and Lender desire to exclude from certain covenants $4,000,000.00 of claims reserves made in the period ended July 5, 2003.

         C. The Borrower and the Lender desire to amend the Loan Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations herein, the parties hereto agree that the Loan Agreement is hereby amended and modified as follows:

         Section 1. The minimum Tangible Net Worth requirement set forth in
Section 6.1 of the Loan Agreement for the fiscal quarter ending as of July 5, 2003 is hereby changed to a flat amount equal to $22,500,000.00 with no additions thereto.

         Section 2. The minimum EBITDA requirement set forth in Section 6.2 of the Loan Agreement for the measurement period ending July 5, 2003 is hereby amended to substitute $13,000,000.00 for $17,000,000.00. There is no change to the minimum EBITDA requirements commencing January 1, 2003 as such are currently set forth in the Loan Agreement.

         Section 3. Section 8.1(p) of the Loan Agreement is hereby amended and restated as follows:

                  (p) Robert Fasso shall no longer serve as chief executive officer of Borrower, provided that this Event of Default shall be deleted from this Agreement in the event that Borrower raises at least $50,000,000 in equity from an initial public offering; or

         Section 4. Except as provided herein, the Loan Agreement shall remain unamended in full force and effect.

         Section 5. This modification shall be governed by and construed in accordance with the laws of the State of Tennessee.

         IN WITNESS WHEREOF, the undersigned by and through their duly authorized officers hereby execute this Amendment as of the day and date first set forth above.

BORROWER:                                    LENDER:
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CENTRAL FREIGHT LINES, INC.                  SUNTRUST BANK

By:      /s/ Jeff Hale                       By:      /s/ William H. Crawford
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Title:   CFO                                 Title:   Director, SunTrust Bank
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